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Household Home Equity Loan Trust 1999-1

                                Distribution Number            7
                   Beginning Date of Accrual Period         05/03/00
                         End Date of Accrual Period         05/31/00
                                  Distribution Date         06/20/00
                         Previous Distribution Date         05/22/00


Funds Disbursement
          Available Funds for Distribution
                                                               12,797,151.22
                    Principal Collections
                                                                8,394,473.08
                    Interest Collections
                                                                4,402,678.14

                   Distribution  of Interest
Collections
                       Servicing Fee
                                                                  193,253.11
                       Extra Principal Distribution
Amount                                                          1,640,410.17
                       Interest Paid
                                                                2,569,014.86
                      To  Class R
                                                                           -

                   Distribution of Principal
Collections
                      Principal Paid to
Certificates                                                    8,394,473.08
                      Overcollateralization Release
Amount                                                                     -

Balance Reconciliation

          Begin Principal Balance
                                                              463,807,453.91
          Adjustments                                                   0.00
          Principal Collections (including                    (8,394,473.08)
repurchases)
          Charge off Amount
                                                                 (36,314.36)
          End Principal Balance
                                                              455,376,666.47

Collateral Performance
          Cash Yield  (% of beginning balance)                        11.39%
          Charge off Amount  (% of beginning                           0.09%
balance)
          Net Yield                                                   11.30%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan                 8,805,762.12
          30-59 days  number of loans                                    128
          60-89 days principal balance of loan                  1,076,429.93
          60-89 days number of loans                                      17
          90+ days number of loans
                                                                          46
          90+ days principal balance of loan
                                                                3,825,245.02

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          Number of Loans that went into REO                               4
          Principal Balance of Loans that went into
REO                                                               323,583.28
          Principal Balance of all REO
                                                                  578,863.08

Overcollateralization Reconcilliation
          Begin OC Amount
                                                               35,965,371.34
          Target OC Amount
                                                               50,039,651.27
          OC Deficiency
                                                               14,110,594.29
          OC Release Amount
                                                                           -
          End OC Amount
                                                               37,569,467.15

Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to
2.02

Other
          Stepdown                                             No
          Trigger Event                                        No
          Event of Default                                     No


Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                                   46.290674
            2.   Principal Distribution per $1,000
                                                                   42.341280
            3.   Interest Distribution per $1,000
                                                                    3.949394

     B.   Calculation of Class A-1 Interest Due &
Paid
            1.   Class A-1 related Note Rate                           6.83%
            2.   Accrual Convention                                   30/360

            3.   Class A-1 Principal Balance, BOP
                                                              164,452,082.57
            4.   Class A-1 Interest Carryover
Shortfall, BOP                                                             -

            5.   Class A-1 Interest Due
                                                                  936,006.44
            6.   Class A-1 Interest Paid
                                                                  936,006.44
            7.   Class A-1 unpaid Carryover
Shortfall, EOP                                                             -

     C.   Calculation of Class A-1 Principal Due &
Paid
            1.   Class A-1 Principal Balance, BOP
                                                              164,452,082.57
            2.   Class A-1 Principal Due
            3.   Class A-1 Principal Paid
                                                               10,034,883.25
            4.   Class A-1 Principal Balance, EOP
                                                              154,417,199.32

            5.   Class A-1 Notes Balance as a % of               0.369589609
the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a                    0.339097742
percentage of the Pool Balance, EOP

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Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                                    5.791667
            2.   Principal Distribution per $1,000
                                                                           -
            3.   Interest Distribution per $1,000
                                                                    5.791667

     B.   Calculation of Class A-2 Interest Due & Paid
            1.   Class A-2 related Note Rate                           6.95%
            2.   Accrual Convention                                   30/360

            3.   Class A-2 Principal Balance, BOP
                                                               62,000,000.00
            4.   Class A-2 Interest Carryover
Shortfall, BOP                                                             -

            5.   Class A-2 Interest Due
                                                                  359,083.33
            6.   Class A-2 Interest Paid
                                                                  359,083.33
            7.   Class A-2 unpaid Carryover
Shortfall, EOP                                                             -

     C.   Calculation of Class A-2 Principal Due & Paid
            1.   Class A-2 Principal Balance, BOP
                                                               62,000,000.00
            2.   Class A-2 Principal Due
            3.   Class A-2 Principal Paid
                                                                           -
            4.   Class A-2 Principal Balance, EOP
                                                               62,000,000.00

            5.   Class A-2 Notes Balance as a                    0.148393805
percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance as a                    0.136151025
percentage of the Pool Balance, EOP

Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                                    6.008333
            2.   Principal Distribution per $1,000
                                                                           -
            3.   Interest Distribution per $1,000
                                                                    6.008333

     B.   Calculation of Class A-3 Interest Due &
Paid
            1.   Class A-3 related Note Rate                           7.21%
            2.   Accrual Convention                                   30/360

            3.   Class A-3 Principal Balance, BOP
                                                               90,000,000.00
            4.   Class A-3 Interest Carryover
Shortfall, BOP                                                             -

            5.   Class A-3 Interest Due
                                                                  540,750.00
            6.   Class A-3 Interest Paid
                                                                  540,750.00
            7.   Class A-3 unpaid Carryover
Shortfall, EOP                                                             -

     C.   Calculation of Class A-3 Principal Due &
Paid
            1.   Class A-3 Principal Balance, BOP
                                                               90,000,000.00
            2.   Class A-3 Principal Due
            3.   Class A-3 Principal Paid
                                                                           -
            4.   Class A-3 Principal Balance, EOP
                                                               90,000,000.00

            5.   Class A-3 Notes Balance as a                    0.215410362
percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance as a                    0.197638585
percentage of the Pool Balance, EOP

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Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                                    6.008333
            2.   Principal Distribution per $1,000
                                                                           -
            3.   Interest Distribution per $1,000
                                                                    6.008333

     B.   Calculation of Class A-4 Interest Due &
Paid
            1.   Class A-4 related Note Rate                           7.21%
            2.   Accrual Convention                                   30/360

            3.   Class A-4 Principal Balance, BOP
                                                               42,920,000.00
            4.   Class A-4 Interest Carryover
Shortfall, BOP                                                             -

            5.   Class A-4 Interest Due
                                                                  257,877.67
            6.   Class A-4 Interest Paid
                                                                  257,877.67
            7.   Class A-4 unpaid Carryover
Shortfall, EOP                                                             -

     C.   Calculation of Class A-4 Principal Due &
Paid
            1.   Class A-4 Principal Balance, BOP
                                                               42,920,000.00
            2.   Class A-4 Principal Due
            3.   Class A-4 Principal Paid
                                                                           -
            4.   Class A-4 Principal Balance, EOP
                                                               42,920,000.00

            5.   Class A-4 Notes Balance as a                    0.102726808
percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance as a                    0.094251645
percentage of the Pool Balance, EOP

Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                                    6.525000
            2.   Principal Distribution per $1,000
                                                                           -
            3.   Interest Distribution per $1,000
                                                                    6.525000

     B.   Calculation of Class M-1 Interest Due & Paid
            1.   Class M-1 related Note Rate                           7.83%
            2.   Accrual Convention                                   30/360

            3.   Class M-1 Principal Balance, BOP
                                                               35,550,000.00
            4.   Class M-1 Interest Carryover
Shortfall, BOP                                                             -

            5.   Class M-1 Interest Due
                                                                  231,963.75
            6.   Class M-1 Interest Paid
                                                                  231,963.75
            7.   Class M-1 unpaid Carryover
Shortfall, EOP                                                             -

     C.   Calculation of Class M-1 Principal Due & Paid
            1.   Class M-1 Principal Balance, BOP
                                                               35,550,000.00
            2.   Class M-1 Principal Due
            3.   Class M-1 Principal Paid
                                                                           -
            4.   Class M-1 Principal Balance, EOP
                                                               35,550,000.00

            5.   Class M-1 Notes Balance as a                    0.085087093
percentage of the Total Certificate Balance
            6.   Class M-1 Notes Balance as a                    0.078067241
percentage of the Pool Balance, EOP
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Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                                    7.391667
            2.   Principal Distribution per $1,000
                                                                           -
            3.   Interest Distribution per $1,000
                                                                    7.391667

     B.   Calculation of Class M-2 Interest Due &
Paid
            1.   Class M-2 related Note Rate                           8.87%
            2.   Accrual Convention                                   30/360

            3.   Class M-2 Principal Balance, BOP
                                                               32,920,000.00
            4.   Class M-2 Interest Carryover
Shortfall, BOP                                                             -

            5.   Class M-2 Interest Due
                                                                  243,333.67
            6.   Class M-2 Interest Paid
                                                                  243,333.67
            7.   Class M-2 unpaid Carryover
Shortfall, EOP                                                             -

     C.   Calculation of Class M-2 Principal Due &
Paid
            1.   Class M-2 Principal Balance, BOP
                                                               32,920,000.00
            2.   Class M-2 Principal Due
            3.   Class M-2 Principal Paid
                                                                           -
            4.   Class M-2 Principal Balance, EOP
                                                               32,920,000.00

            5.   Class M-2 Notes Balance as a                    0.078792323
percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance as a                    0.072291802
percentage of the Pool Balance, EOP


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